Stock-based Compensation	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-based Compensation

R. Stock-based Compensation

Until consummation of the separation, Alcoa Corporation’s employees will continue to participate in ParentCo’s stock-based compensation plan. The stock-based compensation expense recorded by Alcoa Corporation, in the periods presented, includes the expenses associated with employees historically attributable to Alcoa Corporation’s operations. Additionally, stock-based compensation expense for corporate employees have been allocated to Alcoa Corporation’s financial statements based on segment revenue (see Note T for further discussion on corporate cost allocations).

ParentCo has a stock-based compensation plan under which stock options and stock awards are granted in January each year to eligible employees. Most plan participants can choose whether to receive their award in the form of stock options, stock awards, or a combination of both. This choice is made before the grant is issued and is irrevocable. Stock options are granted at the closing market price of ParentCo’s common stock on the date of grant and vest over a three-year service period (1/3 each year) with a ten-year contractual term. Stock awards vest at the end of the three-year service period from the date of grant and certain of these awards also include performance conditions. In 2015, 2014, and 2013, the final number of performance stock awards earned will be based on ParentCo’s achievement of sales and profitability targets over the respective three-year period. One-third of the award will be earned each year based on the performance against the pre-established targets for that year. The performance stock awards earned over the three-year period vest at the end of the third year.

In 2015, 2014, and 2013, Alcoa Corporation recognized stock-based compensation expense, associated with employees historically attributable to Alcoa Corporation’s operations as well as a portion of the expense associated with corporate employees, of $35, $39, and $33, respectively, of which approximately 80%, 80%, and 70%, respectively, related to stock awards (there was no stock-based compensation expense capitalized in 2015, 2014, or 2013). The portion of this expense related to corporate employees, allocated based on segment revenue, was $21, $21, and $16 in 2015, 2014, and 2013, respectively. Alcoa Corporation did not recognize any tax benefit associated with this expense. At December 31, 2015, there was $11 (pretax) of unrecognized compensation expense related to non-vested stock option grants and non-vested stock award grants. This expense is expected to be recognized over a weighted average period of 1.6 years. As part of Alcoa Corporation’s stock-based compensation plan design, individuals who are retirement-eligible have a six-month requisite service period in the year of grant. As a result, a larger portion of expense will be recognized in the first half of each year for these retirement-eligible employees. Of the total pretax compensation expense recognized by Alcoa Corporation in 2015, 2014, and 2013, $6, $8, and $8, respectively, pertains to the acceleration of expense related to retirement-eligible employees.

Stock-based compensation expense is based on the grant date fair value of the applicable equity grant. For stock awards, the fair value was equivalent to the closing market price of ParentCo’s common stock on the date of grant. For stock options, the fair value was estimated on the date of grant using a lattice-pricing model, which generated a result of $4.47, $2.84, and $2.24 per option in 2015, 2014, and 2013, respectively. The lattice-pricing model uses a number of assumptions to estimate the fair value of a stock option, including an average risk-free interest rate, dividend yield, volatility, annual forfeiture rate, exercise behavior, and contractual life. The following paragraph describes in detail the assumptions used to estimate the fair value of stock options granted in 2015 (the assumptions used to estimate the fair value of stock options granted in 2014 and 2013 were not materially different).

The range of average risk-free interest rates (0.07-1.83%) was based on a yield curve of interest rates at the time of the grant based on the contractual life of the option. The dividend yield (0.8%) was based on a one-year average. Volatility (32-41%) was based on historical and implied volatilities over the term of the option. ParentCo utilized historical option forfeiture data to estimate annual pre- and post-vesting forfeitures (7%). Exercise behavior (50%) was based on a weighted average exercise ratio (exercise patterns for grants issued over the number of years in the contractual option term) of an option’s intrinsic value resulting from historical employee exercise behavior. Based upon the other assumptions used in the determination of the fair value, the life of an option (5.9 years) was an output of the lattice-pricing model. The activity for stock options and stock awards during 2015 was as follows (options and awards in millions):

	Stock options		Stock awards
	Number of options	Weighted average exercise price	Number of awards	Weighted average FMV per award
Outstanding, January 1, 2015	6	$11.39	4	$9.97
Granted	1	15.55	1	15.45
Exercised	(1)	9.54	—	—
Converted	—	—	(1)	10.12
Other	(1)	11.49	—	—

Outstanding, December 31, 2015	5	11.99	4	11.41

As of December 31, 2015, the number of stock options outstanding had a weighted average remaining contractual life of 5.75 years and a total intrinsic value of $1. Additionally, 4 million of the stock options outstanding were fully vested and exercisable and had a weighted average remaining contractual life of 4.99 years, a weighted average exercise price of $11.94, and a total intrinsic value of $1 as of December 31, 2015. In 2015, 2014, and 2013, the cash received from stock option exercises was $5, $24, and $1, respectively. The total intrinsic value of stock options exercised during 2015 and 2014 was $3 and $13, respectively.